                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 14, 2002
                                                 ------------------



                          Williams Energy Partners L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware              1-16335             73-1599053
              --------              -------             -----------
           (State or other       (Commission         (I.R.S. Employer
           jurisdiction of       File Number)       Identification No.)
           incorporation)



       One Williams Center, Tulsa, Oklahoma                    74172
       ----------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

         Williams Energy Partners L.P. (the "Partnership") files the following exhibits as part of this report:

    Exhibit 99.1 Statement Under Oath of Donald R. Wellendorf, Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

    Exhibit 99.2 Statement Under Oath of John D. Chandler, Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.


Item 9.    Regulation FD Disclosure.
           ------------------------

           The Chief Executive Officer and Chief Financial Officer of Williams GP LLC, the General Partner of the Partnership, are voluntarily complying with the Securities and Exchange Commission's File No. 4-460 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. Accordingly, attached as exhibits hereto are the statements under oath of the principal executive officer and principal financial officer of Williams GP LLC in the form described in the SEC's order.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            WILLIAMS ENERGY PARTNERS L.P.

                                    By: Williams GP LLC, its General Partner



Date: August 14, 2002                   /s/ Suzanne H. Costin
                                        ------------------------------
                                        Name: Suzanne H. Costin
                                        Title: Corporate Secretary



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

99.1        Statement Under Oath of Donald R. Wellendorf, Principal Executive
            Officer Regarding Facts and Circumstances Relating to Exchange Act
            Filings.

99.2        Statement Under Oath of John D. Chandler, Principal Financial
            Officer Regarding Facts and Circumstances Relating to Exchange Act
            Filings.